SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2017
 _____________________
AXA EQUITABLE LIFE INSURANCE COMPANY
(Exact name of Registrant as specified in its charter)
 _____________________

New York	000-20501	13-5570651
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1290 Avenue of the Americas
New York, New York		10104
(Address of principal executive offices)		(Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
None
(Former name or address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

AXA Equitable Life Insurance Company (the “Company”) is filing this Current Report on Form 8-K to:

1.
Update certain items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) as a result of a voluntarily changing to fair value accounting for variable annuity products with the Guaranteed Minimum Income Benefits feature with a no-lapse guarantee ("GMIBNLG") as a retrospective change in accounting principle in third quarter 2017. Changes in the estimated fair value of the embedded derivative is reported in Net derivative gains (losses). The Company believes that the new method of accounting for the GMIBNLG as an embedded derivative at fair value more accurately reflects the economics of the NLG feature and is more meaningful to users of our financial statements. Additionally, during the quarter ended September 30, 2017, the Company identified a material weakness in the design and operation of the Company’s internal control over financial reporting. Errors were identified in future policy benefits and deferred policy acquisition costs balances. This resulted in misstatements in the Company’s annual financial statements as of and for the years ended December 31, 2016, 2015 and 2014, that were not considered material. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the financial statements and accompanying notes to include such revisions and all previously recorded out of period adjustments in each of the applicable periods.

Accordingly, the following items of the 2016 Form 10-K (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

Part II, Item 6	Selected Financial Data;

Part II, Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Part II, Item 7A	Quantitative and Qualitative Disclosures About Market Risk;

Part II, Item 8	Financial Statements and Supplementary Data;

Part II, Item 9A	Controls and Procedures; and

Part IV, Item 15	Exhibits and Financial Statement Schedules.

The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2016 Form 10-K, as specified in such Exhibit. No Items of the 2016 Form 10-K other than those identified above are being revised by this report. Information in the 2016 Form 10-K is generally stated as of December 31, 2016 and this report does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this report does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2016 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the event described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 (the “Quarterly Reports on Form 10-Q”), Exhibit 99.2 in this Current Report on form 8-K and in other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K, the Quarterly Reports on Form 10-Q and other filings made by the Company with the U.S. Securities and Exchange Commission. These other filings may contain important information regarding uncertainties, transactions, risks, contingencies, events or trends and updates to certain expectations of the Company that have been reported since the filing of the 2016 Form 10-K.

2.
Update to certain financial information and disclosures in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the “Q3 2017 Form 10-Q”). Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors related to the material weakness as discussed above that were not material to the previously disclosed financial information. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised certain financial information and the disclosure of the revisions and accounting change contained in Note 2 to the unaudited financial statements contained in the Q3 2017 Form 10-Q. The revised disclosure is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The disclosure filed as Exhibit 99.2 supersedes the corresponding disclosure in Note 2 to the unaudited financial statements contained in the Q3 2017 Form 10-Q, as specified in such Exhibit.

ITEM 9.01    Financial Statements and Other Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Revised items in 2016 Annual Report on Form 10-K:

Part II, Item 6 Selected Financial Data;

Part II, Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Part II, Item 7A Quantitative and Qualitative Disclosures About Market Risk;

Part II, Item 8 Financial Statements and Supplementary Data;

Part II, Item 9A Controls and Procedures; and

Part IV, Item 15 Exhibits and Financial Statement Schedules.

99.2	Revised information in the Quarterly Report on Form 10-Q for quarter ended September 30, 2017

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE LIFE INSURANCE COMPANY

Date: December 21, 2017	By:	/s/ Andrea Nitzan
	Name:	Andrea Nitzan
	Title:	Executive Director, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Revised items in 2016 Annual Report on Form 10-K:

Part II, Item 6 Selected Financial Data

Part II, Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A Quantitative and Qualitative Disclosures About Market Risk

Part II, Item 8 Financial Statements and Supplementary Data

Part II, Item 9A Controls and Procedures

Part IV, Item 15 Exhibits and Financial Statement Schedules

99.2	Revised information in the Quarterly Report on Form 10-Q for quarter ended September 30, 2017

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.